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                                                                    EXHIBIT 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                        AS ADOPTEDPURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the annual report on Form 10-K (the "Form 10-K") for the fiscal year ended December 31, 2002 of FirstCity Financial Corporation (the "Company").

I, James T. Sartain, the Chief Executive Officer of the Company, certify that, to my knowledge,:

      (i) the Form 10-K fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

      (ii) the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the issuer at the dates and for the periods indicated.


                                        By:       /s/ JAMES T. SARTAIN
                                            ------------------------------------
                                                James T. Sartain
                                                Principal Executive Officer

Dated: March 28, 2003

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.